Exhibit 24

                       SPECIAL POWER OF ATTORNEY

          Each of the undersigned officers and directors of WLR Foods, Inc. (WLR Foods), a Virginia corporation, appoints James L. Keeler and Robert T. Ritter, or either of them (with full power to each of them to act alone) as his or her attorneys-in-fact and agents for him or her in such capacity either as an officer or director, or both, of WLR Foods, and authorizes such persons on behalf of WLR Foods, to sign and file any and all WLR Foods' registration statements, reports, schedules and other filings, and all amendments thereto, required or permitted to be filed under federal or state securities laws, including without limitation Forms 3, 4 and 5, registration statements, Form 10-K annual reports, Form 10-Q quarterly reports and Form 8-K current reports, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission, National Association of Securities Dealers, and any regulatory authority for any U.S. state or territory, and each of us hereby ratifies and confirms all that our attorneys-in-fact and agents or each of them may lawfully do or cause to be done by virtue hereof.

          WITNESS the following signatures and seals.

_8/20/96____             /s/ John J. Broaddus________________(SEAL)
Date                     John J. Broaddus

_8/20/96____             /s/ Jane T. Brookshire______________(SEAL)
Date                     Jane T. Brookshire

_8/20/96____             /s/ George E. Bryan_________________(SEAL)
Date                     George E. Bryan

_8/20/96____             /s/ Charles L. Campbell_____________(SEAL)
Date                     Charles L. Campbell

_8/20/96____             /s/ Stephen W. Custer_______________(SEAL)
Date                     Stephen W. Custer

_8/20/96____             /s/ Calvin G. Germroth______________(SEAL)
Date                     Calvin G. Germroth

_8/20/96____             /s/ William H. Groseclose___________(SEAL)
Date                     William H. Groseclose

_8/20/96____             /s/ J. Craig Hott___________________(SEAL)
Date                     J. Craig Hott

_8/20/96____             /s/ Herman D. Mason_________________(SEAL)
Date                     Herman D. Mason

_8/20/96____             /s/ Chas. Wampler, Jr.______________(SEAL)
Date                     Charles W. Wampler, Jr.

_8/20/96____             /s/ William D. Wampler______________(SEAL)
Date                     William D. Wampler

_8/21/96____             /s/ Henry L. Holler_________________(SEAL)
Date                     Henry L. Holler

_8/21/96____             /s/ James L. Keeler_________________(SEAL)
Date                     James L. Keeler

_8/20/96____             /s/ James L. Mason__________________(SEAL)
Date                     James L. Mason

_8/20/96____             /s/ V. Eugene Misner________________(SEAL)
Date                     V. Eugene Misner

_8/20/96____             /s/ Robert T. Ritter________________(SEAL)
Date                     Robert T. Ritter

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